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                                                                   EXHIBIT 10.33

                                   AMENDMENT
                            TO EMPLOYMENT AGREEMENT

        This Amendment to the Employment Agreement (the "Amendment") is made as of February 26, 2004, by and between Jafra Worldwide Holdings (Lux) S.ar.l., a Luxembourg societe a responsabilite limitee ("Worldwide"), Jafra Cosmetics International, Inc., a Delaware corporation (the "Company") and Michael DiGregorio (the "Executive").

        The parties to this Amendment agree as follows:

        1. Amendment to Section 4(a). The first clause of the third sentence of
Section 4(a) of the Employment Agreement dated as of June 1, 1998 (the "Employment Agreement") between Worldwide, the Company and the Executive is hereby amended to read as follows:

        "The Bonus Plan shall provide that, for each fiscal year of Employer ending during the Employment Period (each such year, a "Bonus Year"),
        (i) if Parent and its Subsidiaries (collectively, the "Company") achieve 100% of the EBITDA target established by the Board for such Bonus Year (the "EBITDA Target"), Executive shall be entitled to an annual incentive bonus for such Bonus year equal to 60% of his Base Salary,"

        2. Entire Agreement. This Amendment, together with the Employment Agreement, constitutes the entire agreement between the parties hereto with respect thereto. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect. Capitalized terms used herein but not otherwise defined shall have the same meaning as set forth in the Employment Agreement.

        3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws rules.

        4. Counterparts. This Amendment may be executed in one or more counterparts that, together, shall constitute one and the same Amendment.


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        IN WITNESS WHEREOF, the parties have executed this Amendment to the
Employment Agreement as of the first date written above.

                                            JAFRA WORLDWIDE HOLDINGS (Lux),
                                            S.ar.L


                                            By: /s/ Ralph S. Mason
                                                --------------------------------
                                            Name:  Ralph S. Mason, III
                                            Title: Vice Chairman, Executive Vice
                                            President and General Counsel


                                            JAFRA COSMETICS INTERNATIONAL, Inc.


                                            By: /s/ Ralph S. Mason
                                                --------------------------------
                                            Name:  Ralph S. Mason, III
                                            Title: Vice Chairman, Executive Vice
                                            President and General Counsel


                                            EXECUTIVE


                                            /s/ Michael DiGregorio
                                            ------------------------------------
                                            Michael DiGregorio